Semi Annual Report

                                                               February 28, 2002

Franklin Universal Trust

[GRAPHIC OMITTED]
FRANKLIN TEMPLETON INVESTMENTS LOGO

  THANK YOU FOR INVESTING WITH
        FRANKLIN TEMPLETON. WE
    ENCOURAGE OUR INVESTORS TO
          MAINTAIN A LONG-TERM
 PERSPECTIVE AND REMEMBER THAT
   ALL SECURITIES MARKETS MOVE
 BOTH UP AND  DOWN, AS DO FUND
  SHARE  PRICES. WE APPRECIATE
    YOUR PAST SUPPORT AND LOOK
       FORWARD TO SERVING YOUR
 INVESTMENT NEEDS IN THE YEARS
                        AHEAD.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR TRUST'S GOAL: FRANKLIN UNIVERSAL TRUST SEEKS TO PROVIDE HIGH,
CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report for Franklin Universal Trust, which covers the period ended February 28, 2002. The six months under review will be remembered mainly for the unprecedented terrorist attacks on American soil. Many economists believe this exacerbated the U.S. economic recession begun in March 2001. In fact, for the quarter ended September 2001, U.S. gross domestic product fell for the first time in more than eight years.

Immediately following the terrorist attacks, investor risk aversion and uncertainty regarding our country's response led to a large sell-off in financial assets. To help restore investor faith in U.S. capital markets and ensure that the economy's liquidity remained strong, the Federal Reserve Board aggressively cut interest rates, resulting in a 175 basis point (1.75%) decline in short-term rates during the period. In the weeks after the attacks, Treasury bonds rose while stocks fell precipitously as investors sought Treasuries' relative safety. However, as the U.S. military campaign met with success and the country rallied together, investors switched course, driving stocks up from their lows and Treasuries' prices

CONTENTS

Shareholder Letter ........   1

Performance Summary .......   7

Dividend Reinvestment and
Cash Purchase Plan ........   8

Financial Highlights &
Statement of Investments ..  12

Financial Statements ......  18

Notes to
Financial Statements ......  22


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments
(SOI). The SOI begins on page 13.

back down to prior levels. For example, the 10-year Treasury note ended the six-month period yielding 4.91%, not much different from 4.97% at the beginning of the reporting period.

Like other higher risk asset classes, high yield bonds fell during the weeks after September 11. In addition, continued telecommunications industry defaults added downward pressure to the sector. However, as the period progressed and signs emerged that the recession might be short-lived, hopes for economic recovery contributed to a rebound for high yield bonds, and the CSFB High Yield Index returned -0.78% for the six months ended February 28, 2002.1 Meanwhile, utility stock performance generally depended on whether a company was regulated or exposed to fluctuating electricity and natural gas prices. Regulated utilities, which comprised a majority of the Trust's utility holdings, generally performed well, while unregulated utilities, which the Trust also owned, declined. Overall, the S&P Utilities Index returned -21.15% during the period under review.2

The Trust sought to take advantage of various opportunities during this tumultuous period by continuing its strategy of selling high yield bonds we believed were trading above their fundamental prospects or whose fortunes were susceptible to the economic weakness. We initiated positions in the bonds of companies we felt were unduly punished for their cyclical exposure or that offered potentially attractive returns in less cyclical businesses. Among utility investments, the Trust sold stocks that had benefited from selling electricity into California in 2000 and 2001, as electricity prices in the West have since tumbled.



1. Source: Standard & Poor's Micropal. The CSFB High Yield Index is constructed to mirror the investable universe of the U.S. dollar-denominated high yield debt market and includes reinvested interest.

2. Source: Standard & Poor's Micropal. The S&P Utilities Index is a market capitalization-weighted index that includes utility stocks in the S&P 500 Index. The index includes reinvested dividends.

One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Portfolio Breakdown
Based on Total Market Value 2/28/02
Corporate Bonds ..............................   68.6%
Utilities Stocks .............................   19.0%
Foreign Government
U.S. Dollar-Denominated Bonds ................    5.8%
Misc. Equities & Preferred Stocks ............    4.6%
Convertible Bonds ............................    1.1%
Natural Resources Equities & Preferred Stocks     0.4%
Foreign Government Agencies ..................    0.1%
Cash & Equivalents ...........................    0.4%

We also added exposure to natural gas utilities, as we believed their valuations became attractive after natural gas prices fell. For the six months under review, Franklin Universal Trust's cumulative total return as of February 28, 2002, was -3.64% based on the change in net asset value and +5.56% based on the change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 7.

INDUSTRY DISCUSSIONS
CABLE AND ALTERNATE PAY TELEVISION
The cable sector continued to offer investors a combination of relative stability and attractive growth prospects, in our opinion. During the reporting period, digital cable and high-speed Internet access providers continued to gain subscribers. Video-on-demand recently launched in several markets, which we believe should provide further growth opportunities, and these new services led to healthy revenue and cash flow growth in the sector. Additional industry consolidation during the period, such as the announced AT&T and Comcast merger, could be credit-enhancing for the sector going forward. Meanwhile, direct broadcast satellite providers experienced very strong subscriber growth, which benefited the Trust's position in EchoStar. In our opinion, the proposed merger between EchoStar and DirecTV could result in a stronger credit in the future. We believe this sector's outlook is healthy, with new product offerings expected to drive revenue and cash flow growth.

MEDIA
Despite a weak advertising environment, our media investments held up well during the reporting period. Overall, advertising spending is estimated to have declined between 5%-9% during the reporting period; however, we avoided traditional U.S. advertising-based media companies, which benefited the Trust's performance during the period. CanWest Media achieved a

TOP 10 HOLDINGS
Based on Total Market Value
2/28/02 vs. 8/31/01

2/28/02
-----------------------------------------
Republic of Brazil                   3.1%

TXU Corp.                            2.4%

Charter Communications               2.1%

Riverwood International              2.1%

Station Casinos Inc.                 2.1%

Nortek Inc.                          2.0%

Intermedia
Communications Inc.                  1.9%

EchoStar Broadband Corp.             1.9%

Key3Media Group Inc.                 1.8%

Park Place Entertainment Corp.       1.7%

8/31/01
-----------------------------------------

Republic of Brazil                   2.5%

TXU Corp.                            2.1%

Sovereign Bancorp. Inc.              2.1%

Charter Communications               2.0%

Station Casinos Inc.                 1.9%

Nortek Inc.                          1.9%

Intermedia
Communications Inc.                  1.9%

Riverwood International              1.9%

Millicom International
Cellular SA                          1.8%

EchoStar Broadband Corp.             1.8%



successful integration of its existing Canadian television stations with the leading Canadian newspapers it acquired last year. Canadian advertising spending held up better than in the U.S., also benefiting the company. As we expected, Six Flags performed relatively well because its theme parks are regional, generally drawing visitors from within a 200-mile radius. Thus, they were not as exposed as destination amusement parks to the decline in air travel following September 11.

GAMING
The gaming sector underperformed the market following the September terrorist attacks, as investors worried that diminished travel would have a negative impact on the industry. However, our investments in this sector had strong liquidity and healthy balance sheets and bounced back strongly, outperforming the market during the latter half of the reporting period and for the period overall. The Trust benefited by having limited exposure to Las Vegas, which may suffer if air travel remains weak. Of our gaming-related investments, Horseshoe's riverboat casinos experienced little negative impact from September 11; Park Place benefited from its large, diversified businesses so that any declines in its Las Vegas properties were not significant to overall operations; and Station Casinos, which caters to local patrons, was not dependent on the level of air travel.

WIRELESS
During the reporting period, the wireless industry continued to benefit from healthy growth and greater market penetration. Revenues grew despite increased pricing pressures, and although highly competitive, the wireless services market provided attractive opportunities for companies with sound business plans. In general, we focused on lower-cost operators who successfully expanded their networks, offering their customers better coverage. For example, Nextel Communications, a Trust holding, recently announced that a new technological advance in its transmission protocol would allow it to increase its network capacity with reduced capital expenditures. Additionally, we continue to expect that industry consolidation will positively impact high yield wireless issuers over the long term.

UTILITIES
The six months under review proved volatile for utilities. Although the uncertain economic environment made stable, yield-oriented utilities appear attractive, relatively low electricity and natural gas prices, combined with the Enron bankruptcy, increased investors' awareness of the industry. Overall, those utilities that adhered to their traditional business platforms performed solidly. We continued to focus on high-quality electric and natural gas utility companies that produce a large percentage of their operating income from traditional utility services, and this strategy benefited the Trust during the period under review.


WHAT'S AHEAD
The combination of a recession and the terrorist attacks made the past six months extremely difficult. However, we believe the outlook is significantly better. Many analysts expect an economic rebound in 2002, driven by lower interest rates, lower energy prices and an end to the inventory reduction that companies undertook in late 2001. The U.S. consumer has proven to be extremely resilient, and we believe inflation is likely to slow further from its already low levels. The yield spread between Treasuries and high yield bonds stood at 8.5% on February 28, 2002, which is well above the historical average of 5.6%3. In addition, high yield bonds should benefit as the default rate is expected to decline in the latter part of 2002. In our opinion,


3. Source: CSFB. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

utilities are attractively positioned for the future. Although weak commodity prices may continue to place some near-term pressure on earnings for a few companies, we believe many share prices are attractive. Going forward, we do not think deregulation will have a dramatic impact on the utilities sector, despite PG&E's and Enron's bankruptcy filings and the likelihood that such events may put a halt to state-by-state deregulation. Overall, with the valuations of the Trust's major asset classes attractive on a historical basis, and with expectations of an improving economy in 2002, we hold a positive outlook for the Trust.

Sincerely,

/S/ Christopher J. Molumphy
Christopher J. Molumphy
Senior Portfolio Manager

/S/ Glenn I. Voyles
Glenn I. Voyles
Portfolio Manager

Franklin Universal Trust


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This discussion reflects our views, opinions and portfolio holdings as of
February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE TRUST'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE TRUST'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE TRUST'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON TRUST DISTRIBUTIONS OR THE SALE OF TRUST SHARES.


PRICE AND DISTRIBUTION INFORMATION

                                         CHANGE        2/28/02        8/31/01
-----------------------------------------------------------------------------
Net Asset Value                          -$0.63         $6.69           $7.32
Market Price (NYSE)                      +$0.01         $8.25           $8.24

DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                          $0.402


PERFORMANCE
                                        6-MONTH  1-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return1
 Based on change in net asset value      -3.64%   -8.89%    +12.87%   +117.14%
 Based on change in market price         +5.56%  +14.18%    +51.07%   +187.81%
Average Annual Total Return1
 Based on change in net asset value      -3.64%   -8.89%     +2.45%     +8.06%
 Based on change in market price         +5.56%   +14.18%    +8.60%    +11.15%

Distribution Rate2                        9.75%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Distribution rate is based on an annualization of the Trust's February 6.7 cent ($0.067) per share dividend and the NYSE closing price of $8.25 on 2/28/02.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), Attn:
Franklin Universal Trust, P.O. Box 8030, Boston, MA 02266-8030, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution payable either in cash or in stock of the Trust and the market price of shares on the valuation date equals or exceeds the net asset value, the Trust will issue new shares to you at the higher of net asset value or 95% of the then current market price. If the market price is lower than net asset value and if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Trust will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 8030, Boston, MA 02266-8030.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you.

You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Trust issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN UNIVERSAL TRUST
Financial Highlights

                                               SIX MONTHS ENDED
                                               FEBRUARY 28, 2002                    YEAR ENDED AUGUST 31,
                                                                 ------------------------------------------------------------
                                                   (UNAUDITED)     2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............  $   7.32     $   8.21     $   8.91     $   9.28     $  10.20     $   9.53
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a  ........................       .36          .73          .81          .82          .85          .86
 Net realized and unrealized gains (losses) ......      (.59)        (.82)        (.65)        (.35)        (.63)         .65
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations .................      (.23)        (.09)         .16          .47          .22         1.51
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................      (.40)        (.80)        (.80)        (.84)        (.80)        (.83)
 Net realized gains ..............................        --           --         (.06)          --         (.34)        (.01)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions ..............................      (.40)        (.80)        (.86)        (.84)       (1.14)        (.84)
Net asset value, end of period ...................  $   6.69     $   7.32     $   8.21     $   8.91     $   9.28     $  10.20
Market value, end of periodb   ...................  $  8.250     $  8.240     $  7.688     $  8.688     $  9.250     $  9.500

Total return (based on market value per share)c         5.56%       19.01%        (.40)%       2.95%        9.40%       14.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................  $183,070     $198,598     $220,742     $239,537     $248,419     $273,173
Ratios to average net assets:
 Expenses ........................................      3.56%d       3.29%        3.15%        2.92%        2.63%        2.72%
 Net investment income ...........................     10.47%d       9.38%        9.92%        8.86%        8.29%        8.74%
Portfolio turnover rate ..........................      5.70%       31.60%       29.59%       31.62%       36.66%       51.48%
Total debt outstanding at end of period (000's) ..  $ 75,000     $ 75,000     $ 75,000     $ 75,000     $ 75,000     $ 74,987
Asset coverage per $1,000 of debt ................  $  3,441     $  3,648     $  3,948     $  4,194     $  4,312     $  4,643
Average amount of notes per share during the period    $2.74     $   2.76     $   2.79     $   2.79     $   2.80     $   2.80


a Based on average shares outstanding effective year ended August 31, 1999. b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year.
d Annualized

                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED)

                                                          SHARES/
                                           COUNTRY       WARRANTS       VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS 28.3%

 CONSUMER NON-DURABLES .6%
 R.J. Reynolds Tobacco Holdings Inc. .  United States      18,000   $ 1,181,700
                                                                    -----------
 CONSUMER SERVICES
 Marriott International Inc., A ......  United States       1,504        59,363
                                                                    -----------
aELECTRONIC TECHNOLOGY .6%
 Anacomp Inc., A                        United States      40,300     1,078,025
 Loral Space & Communications Ltd.,
   wts., 12/27/06 ....................  United States      21,638        10,819
                                                                    -----------
                                                                      1,088,844
                                                                    -----------
 ENERGY MINERALS .1%
 Devon Energy Corp. ..................  United States       3,285       143,489
aMcMoRan Exploration Co. .............  United States       1,800         6,120
                                                                    -----------
                                                                        149,609
                                                                    -----------
 INDUSTRIAL SERVICES .1%
aTransocean Sedco Forex Inc., wts.,
   144A, 5/01/09 .....................  United States       1,250       209,500
                                                                    -----------
 NON-ENERGY MINERALS .4%
 AngloGold Ltd., ADR .................   South Africa      30,446       715,481
                                                                    -----------
 PRODUCER MANUFACTURING
aHarvard Industries Inc. .............  United States     109,618         1,644
                                                                    -----------
 TELECOMMUNICATIONS 2.6%
 AT&T Corp. ..........................  United States     125,000     1,942,500
aAT&T Wireless Services Inc. .........  United States      40,225       405,867
 BellSouth Corp. .....................  United States      60,000     2,325,600
aLoral Orion Network Systems Ltd.,
   wts., 1/15/07 .....................  United States       5,000         6,450
aPoland Telecom Finance, wts.,
   144A, 12/01/07 ....................         Poland       3,000             0
                                                                    -----------
                                                                      4,680,417
                                                                    -----------
 UTILITIES 23.9%
 Allegheny Energy Inc. ...............  United States      17,500       604,975
 American Electric Power Co. Inc. ....  United States      50,000     2,192,500
 Atmos Energy Corp. ..................  United States      85,000     1,895,500
 CMS Energy Corp. ....................  United States      60,000     1,308,000
 Dominion Resources Inc. .............  United States      50,000     2,914,000
 DTE Energy Co. ......................  United States     100,000     4,142,000
 Duke Energy Corp. ...................  United States     120,000     4,236,000
 Exelon Corp. ........................  United States      80,000     3,942,400
 FPL Group Inc. ......................  United States      80,000     4,248,800
 Questar Corp. .......................  United States      65,000     1,451,450
 Reliant Energy Inc. .................  United States      96,200     2,000,960
 Southern Co. ........................  United States     140,000     3,556,000
 TXU Corp. ...........................  United States     118,000     6,002,660
 Utilicorp United Inc. ...............  United States     130,000     2,865,200
 Xcel Energy Inc. ....................  United States     104,470     2,470,716
                                                                    -----------
                                                                     43,831,161
                                                                    -----------
 TOTAL COMMON STOCKS AND WARRANTS (COST $47,415,926)                 51,917,719
                                                                    -----------

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)

                                                             SHARES/
                                               COUNTRY      WARRANTS     VALUE
--------------------------------------------------------------------------------
 PREFERRED STOCKS 2.4%
 CONSUMER SERVICES 2.3%
 Sinclair Capital, 11.625%, pfd. .....  United States      40,000   $ 4,220,000
                                                                    -----------
 PROCESS INDUSTRIES .1%
aAsia Pulp & Paper Co. Ltd., pfd.,
   12.00%, 2/15/04 ...................      Indonesia   4,000,000        90,000
                                                                    -----------
 TOTAL PREFERRED STOCKS (COST $8,000,000)                             4,310,000
                                                                    -----------
 CONVERTIBLE PREFERRED STOCKS 2.5%
 CONSUMER DURABLES .3%
 Ford Motor Co. Capital Trust II,
   cvt. pfd. .........................  United States      10,000       528,300
                                                                    -----------
 CONSUMER SERVICES .1%
 MediaOne Group Inc., 7.00%, cvt. pfd.
   Into Vodafone .....................  United States      10,400       215,800
                                                                    -----------
 REAL ESTATE INVESTMENT TRUST .9%
 Archstone-Smith Trust, cvt. pfd. ....  United States      45,000     1,579,500
                                                                    -----------
 UTILITIES 1.2%
 Utilicorp United Inc., 9.75%,
   cvt. pfd. .........................  United States      91,000     2,252,250
                                                                    -----------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,356,743)                 4,575,850
                                                                    -----------

                                                        PRINCIPAL
                                                         AMOUNTd
                                                       ------------
 BONDS 104.2%
 COMMERCIAL SERVICES 2.7%
 Intertek Finance PLC, senior
   sub. note, B, 10.25%, 11/01/06 .... United Kingdom  $  500,000       497,500
 Key3Media Group Inc., senior
   sub. note, 11.25%, 6/15/11 ........  United States   5,000,000     4,425,000
                                                                    -----------
                                                                      4,922,500
                                                                    -----------
 CONSUMER DURABLES .2%
bE&S Holdings Corp., senior
   sub. note, B, 10.375%, 10/01/06 ...  United States   1,750,000       395,938
                                                                    -----------
 CONSUMER NON-DURABLES .8%
 Revlon Consumer Products Corp.,
   senior sub. note, 8.625%, 2/01/08 .  United States   3,500,000     1,505,000
                                                                    -----------
 CONSUMER SERVICES 34.4%
 Advantica Restaurant Group Inc.,
   senior note, 11.25%, 1/15/08 ......  United States   1,598,325     1,178,765
 Armkel Finance Inc., senior sub.
   note, 144A, 9.50%, 8/15/09 ........  United States   1,900,000     2,014,000
cAtherton Franchise Capital, LP,
   13.073%, 12/01/08 .................  United States     765,361       642,903
 CanWest Media Inc., senior sub.
   note, 10.625%, 5/15/11 ............         Canada   2,100,000     2,310,000
 Century Communications Corp.,
   zero cpn., B, senior disc. note,
   1/15/08 ...........................  United States   5,000,000     2,600,000
 Chancellor Media Corp., senior
   note, 8.00%, 11/01/08 .............  United States   2,000,000     2,095,000
 Chancellor Media Corp., senior
   sub. note, B, 8.75%, 6/15/07 ......  United States   2,000,000     2,110,000
 Charter Communications Holdings
   LLC, senior disc. note, zero cpn.
   to 4/01/04, 9.92%
   thereafter, 4/01/11 .................United States   5,750,000     4,039,378
 Charter Communications Holdings
   LLC, senior disc. note, zero
   cpn. to 1/15/05, 11.75%
   thereafter, 1/15/10 ..............   United States   1,750,000     1,198,750
 CSC Holdings Inc., senior sub.
   deb., 9.875%, 4/01/23 .............  United States   3,000,000     3,135,000
 Diamond Holdings PLC, senior
   note, 9.125%, 2/01/08 ............. United Kingdom   3,000,000     2,415,000
 EchoStar Broadband Corp.,
   senior note, 10.375%, 10/01/07 ....  United States   4,500,000     4,758,750
bFamily Restaurant Inc., senior
   note, 9.75%, 2/01/03 ..............  United States   2,000,000        20,000

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)


                                                          PRINCIPAL
                                              COUNTRY      AMOUNTd     VALUE
--------------------------------------------------------------------------------
 BONDS (CONT.)

 CONSUMER SERVICES (CONT.)
 Fox/Liberty Networks LLC, senior
   disc. note, zero cpn. to 8/15/02,
   9.75% thereafter, 8/15/07 .........  United States  $4,000,000   $ 4,100,000
 Horseshoe Gaming Holding Corp.,
   senior sub. note, 8.625%, 5/15/09 .  United States   4,000,000     4,185,000
 Host Marriot LP, 9.50%, 1/15/07 .....  United States   4,000,000     4,220,000
 Insight Midwest, senior note,
   10.50%, 11/01/10 ..................  United States   3,500,000     3,780,000
 LIN Holdings Corp., senior disc.
   note, zero cpn. to 3/01/03,
   10.00% thereafter, 3/01/08 ........  United States   2,000,000     1,760,000
 Park Place Entertainment Corp.,
   senior sub. note, 9.375%,
   2/15/07 ...........................  United States   4,000,000     4,305,000
 Premier Parks Inc., senior disc.
   note, zero cpn. to 4/01/03,
   10.00% thereafter, 4/01/08 ........  United States   3,000,000     2,805,000
 Six Flags Entertainment Corp.,
   senior note, 8.875%, 4/01/06 ......  United States   2,250,000     2,349,855
 Station Casinos Inc., senior note,
   8.375%, 2/15/08 ...................  United States   5,000,000     5,181,250
 Telewest Communications PLC, senior
   disc. note, zero cpn. to 4/15/04,
   9.25% thereafter, 4/15/09 ......... United Kingdom   1,500,000       573,750
 Telewest Communications PLC, senior
   disc. note, zero cpn to 2/01/05,
   11.375% thereafter, 2/01/10 ....... United Kingdom   3,500,000     1,242,500
                                                                    -----------
                                                                     63,019,901
                                                                    -----------
bDISTRIBUTION SERVICES
 AmeriServe Food Distribution Inc.,
   senior note, 8.875%, 10/15/06 .....  United States   1,000,000        15,000
 AmeriServe Food Distribution Inc.,
   senior sub. note, 10.125%, 7/15/07   United States   2,700,000           270
                                                                    -----------
                                                                         15,270
                                                                    -----------
 ELECTRONIC TECHNOLOGY .8%
 Solectron Corp., senior note,
   9.625%, 2/15/09 ...................  United States   1,500,000     1,507,500
                                                                    -----------
 ENERGY MINERALS 1.9%
 P&L Coal Holdings Corp., senior
   note, B, 8.875%, 5/15/08 ..........  United States     369,000       394,369
 P&L Coal Holdings Corp., senior
   sub. note, B, 9.625%, 5/15/08 .....  United States   2,821,000     3,039,628
                                                                    -----------
                                                                      3,433,997
                                                                    -----------
 FINANCE 2.1%
 Sovereign Bancorp Inc., senior
   note, 10.50%, 11/15/06 ............  United States   3,500,000     3,874,638
                                                                    -----------
 GOVERNMENT BONDS 8.2%
 ESCOM, E168, utility deb., 11.00%,
   6/01/08 ...........................   South Africa   4,350,000 ZAR   351,121
 Republic of Brazil, 12.75%,
   1/15/20 ...........................         Brazil   8,000,000     7,714,000
 Republic of Bulgaria, FRN, 2.813%,
   7/28/11 ...........................       Bulgaria   3,920,000     3,453,912
 United Mexican States, 11.375%,
   9/15/16 ...........................         Mexico   2,750,000     3,562,625
                                                                    -----------
                                                                     15,081,658
                                                                    -----------
 HEALTH SERVICES 4.3%
 Insight Health Services Corp.,
   144A, 9.875%, 11/01/11 ............  United States   2,500,000     2,575,000
 Magellan Health Services Inc.,
   senior sub. note, 9.00%, 2/15/08 ..  United States   4,000,000     3,320,000
 Triad Hospitals Inc., senior
   note, 8.75%, 5/01/09 ..............  United States   1,800,000     1,926,000
                                                                    -----------
                                                                      7,821,000
                                                                    -----------
 INDUSTRIAL SERVICES 5.2%
 Allied Waste North America Inc.,
   senior note, B, 7.875%, 1/01/09 ...  United States   2,000,000     1,980,000
 Universal Compression Inc.,
   senior disc. note, zero cpn.
   to 2/15/03, 9.875%
   thereafter, 2/15/08 ...............  United States   3,550,000     3,390,250
 URS Corp., senior sub. note,
   12.25%, 5/01/09 ...................  United States   4,000,000     4,095,000
                                                                    -----------
                                                                      9,465,250
                                                                    -----------

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)


                                                        PRINCIPAL
                                              COUNTRY    AMOUNTd       VALUE
--------------------------------------------------------------------------------
 BONDS (CONT.)

 NON-ENERGY MINERALS 2.7%
 Compass Minerals Group, senior sub.
   note, 144A, 10.00%, 8/15/11 .......  United States  $1,000,000   $ 1,055,000
 Louisiana Pacific Corp., 10.875,
   senior sub. note, 10.875%, 11/15/08  United States     700,000       707,000
 Ormet Corp., senior secured note,
   144A, 11.00%, 8/15/08 .............  United States   4,000,000     2,540,000
bSheffield Steel Corp., first
   mortgage, B, 11.50%, 12/01/05 .....  United States   2,000,000       652,500
                                                                    -----------
                                                                      4,954,500
                                                                    -----------
 PROCESS INDUSTRIES 16.0%
 Anchor Glass, first mortgage,
   11.25%, 4/01/05 ...................  United States   4,200,000     3,780,000
 Applied Extrusion Technologies Inc.,
   senior note, 10.75%, 7/01/11 ......  United States   1,000,000     1,055,000
 Avecia Group PLC, senior note,
   11.00%, 7/01/09 ................... United Kingdom   3,000,000     3,105,000
 Consolidated Container Co. LLC,
   senior disc. note, 10.125%, 7/15/09  United States   4,500,000     2,902,500
 Equistar Chemical, senior note,
   10.125%, 9/01/08 ..................  United States     700,000       703,500
 FiberMark Inc., senior note,
   10.75%, 4/15/11 ...................  United States   4,000,000     3,420,000
 Huntsman ICI Chemicals, zero cpn.,
   senior disc. note, 12/31/09 .......  United States   7,500,000     1,809,375
 Millennium America Inc., senior
   note, 9.25%, 6/15/08 ..............  United States   2,400,000     2,472,000
 OM Group Inc., senior sub. note,
   144A, 9.25%, 12/15/11 .............  United States     700,000       726,250
bPindo Deli Finance Mauritius,
   senior note, 11.75%, 10/01/17 .....      Indonesia   3,000,000       435,000
 Resolution Performance Products
   senior sub. note, 13.50%, 11/15/10   United States   1,600,000     1,800,000
 Riverwood International, senior
   sub. note, 10.875%, 4/01/08 .......  United States   5,000,000     5,212,500
 William Carter, 10.875%, 8/15/11 ....  United States   1,700,000     1,797,750
                                                                    -----------
                                                                     29,218,875
                                                                    -----------
 PRODUCER MANUFACTURING 5.5%
 Nortek Inc., senior note, B,
   9.125%, 9/01/07 ...................  United States   4,000,000     4,125,000
 Nortek Inc., senior note, B,
   8.875%, 8/01/08 ...................  United States   1,000,000     1,026,250
bTalon Automotive Group Inc., senior
   sub. note, B, 9.625%, 5/01/08 .....  United States   2,250,000        33,750
 Tenneco Automotive Inc., senior
   sub. note, 11.625%, 10/15/09 ......  United States   2,000,000     1,170,000
 Terex Corp., senior sub. note,
   8.875%, 4/01/08 ...................  United States   2,650,000     2,689,750
 Terex Corp., senior sub. note,
   D, 8.875%, 4/01/08 ................  United States   1,000,000     1,015,000
                                                                    -----------
                                                                     10,059,750
                                                                    -----------
bTECHNOLOGY SERVICES .2%
 PSINet Inc., 11.00%, 8/01/09 ........  United States   3,250,000       308,750
 PSINet Inc., senior note, 10.50%,
   12/01/06 ..........................  United States     700,000        66,500
                                                                    -----------
                                                                        375,250
                                                                    -----------
 TELECOMMUNICATIONS 18.1%
 American Cellular Corp., senior
   sub. note, 9.50%, 10/15/09 ........  United States   3,600,000     2,934,000
 Call-Net Enterprises Inc.,
   senior note, 9.375%, 5/15/09 ......         Canada   3,750,000     1,162,500
 Crown Castle International Corp.,
   senior disc. note, zero cpn.
   to 8/01/04, 11.25%
   thereafter, 8/01/11 ...............  United States   6,000,000     2,850,000
 Dobson/Sygnet Communications Co., .
   senior note, 12.25%, 12/15/08 .....  United States   4,000,000     3,780,000
 Intermedia Communications Inc.,
   senior disc. note, B, zero cpn.
   to 7/15/02, 11.25%
   thereafter, 7/15/07 ...............  United States   5,000,000     4,800,000
 Level 3 Communications Inc.,
   senior disc. note, zero cpn to
   12/01/03, 10.50%
   thereafter, 12/01/08 ..............  United States   4,000,000       920,000
 Loral CyberStar Inc., 10.00%,
   7/15/06 ...........................  United States   2,194,000     1,502,890
bMcLeodUSA Inc, 11.375%, 1/01/09 .....  United States   2,900,000       725,000

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)


                                                        PRINCIPAL
                                              COUNTRY     AMOUNTd       VALUE
--------------------------------------------------------------------------------
 BONDS (CONT.)
 TELECOMMUNICATIONS (CONT.)
bMetrocall Inc., senior sub. note,
   9.75%, 11/01/07 ...................  United States  $4,000,000     $  60,000
 Millicom International Cellular SA,
   senior note, 13.50%, 6/01/06 ......     Luxembourg   6,000,000     3,570,000
 Nextel Communications Inc., senior .
   disc. note, zero cpn. to 2/15/03,
   9.95%
   thereafter, 2/15/08 ...............  United States   5,000,000     2,762,500
 Nextel Partners Inc., senior note,
   11.00%, 3/15/10 ...................  United States   1,500,000       933,750
bPoland Telecom Finance, senior
   note, B, 14.00%, 12/01/07 .........         Poland   3,000,000           300
 Triton PCS Inc., senior sub. note,
   9.375%, 2/01/11 ...................  United States   2,300,000     2,173,500
 Triton PCS Inc., senior sub. note,
   144A, 8.75%, 11/15/11 .............  United States   2,000,000     1,850,000
 VoiceStream Wireless Corp., senior
   disc. note, zero cpn. to 11/15/04,
   11.875% thereafter, 11/15/09 ......  United States   2,289,000     1,934,204
 Williams Communications Group Inc.,
   senior note, 10.875%, 10/01/09 ....  United States   5,000,000       675,000
bXO Communications Inc., senior
   note, 9.625%, 10/01/07 ............  United States   2,000,000       230,000
bXO Communications Inc., senior
   note, 9.00%, 3/15/08 ..............  United States   2,000,000       230,000
                                                                   ------------
                                                                     33,093,644
                                                                   ------------
 TRANSPORTATION 1.1%
 Great Lakes Dredge & Dock Corp.,
  senior sub. note, 11.25%, 8/15/08 ..  United States   1,800,000     1,928,250
                                                                   ------------
 TOTAL BONDS (COST $243,832,545) .....                              190,672,921
                                                                   ------------
 CONVERTIBLE BONDS .5%
 Trizec Hahn Corp., cvt., senior deb.,
   3.00%, 1/29/21 (COST $1,022,234) ..         Canada   1,500,000       986,250
                                                                   ------------
 TOTAL INVESTMENTS (COST $304,627,448) 137.9%                       252,462,740
 OTHER ASSETS, LESS LIABILITIES (37.9)%                             (69,393,047)
                                                                   ------------
 NET ASSETS 100.0% ...................                             $183,069,693
                                                                   ============


CURRENCY ABBREVIATION:
ZAR - South African Rand



a Non-Income producing
b See Note 7 regarding defaulted securities.
c See Note 8 regarding restricted securities.
d The principle amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)


Assets:
Investments in securities, at value (cost $304,627,448) .........  $252,462,740
 Cash ...........................................................       986,447
 Receivables:
  Dividends and interest ........................................     4,787,998
 Notes issuance costs (Note 3) ..................................        59,871
                                                                   ------------
     Total assets ...............................................   258,297,056
                                                                   ------------
Liabilities:
 Payables:
  Affiliates ....................................................       161,722
Notes (Note 3) ..................................................    75,000,000
 Other liabilities ..............................................        65,641
                                                                   ------------
    Total liabilities ...........................................    75,227,363
                                                                   ------------
     Net assets, at value .......................................  $183,069,693
                                                                   ============
Net assets consist of:
 Undistributed net investment income ............................   $ 1,918,286
 Net unrealized depreciation ....................................  (52,164,614)
 Accumulated net realized loss ..................................  (18,280,413)
 Capital shares .................................................   251,596,434
                                                                   ------------
     Net assets, at value .......................................  $183,069,693
                                                                   ============
Net asset value per share ($183,069,693 / 27,367,888) ...........         $6.69
                                                                   ============

                       See notes to financial statements.
18

FRANKLIN UNIVERSAL TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)

Investment income:
 Dividends ......................................................  $  1,560,844
 Interest (net of foreign taxes $2,250) .........................    11,571,188
                                                                   ------------
    Total investment income .....................................    13,132,032
                                                                   ------------
Expenses:
 Management fees (Note 4) .......................................       981,983
 Transfer agent fees ............................................        24,702
 Custodian fees .................................................         4,596
 Reports to shareholders ........................................        17,871
 Professional fees ..............................................        26,173
 Trustees' fees and expenses ....................................        10,065
 Amortization of note issuance costs (Note 3) ...................        19,738
 Other ..........................................................        21,111
                                                                   ------------
  Expenses before interest expense ..............................     1,106,239
  Interest expense (Note 3) .....................................     2,227,500
                                                                   ------------
    Net expenses ................................................     3,333,739
                                                                   ------------
     Net investment income ......................................     9,798,293
                                                                   ------------
Realized and unrealized losses:
 Net realized loss from:
 Investments ....................................................    (9,003,698)
 Foreign currency transactions ..................................        (4,779)
                                                                   ------------
    Net realized loss ...........................................    (9,008,477)
 Net unrealized appreciation (depreciation) on:
  Investments ...................................................    (7,025,309)
  Translation of assets and liabilities denominated
   in foreign currencies ........................................           530
                                                                   ------------
     Net unrealized depreciation ................................    (7,024,779)
                                                                   ------------
Net realized and unrealized loss ................................   (16,033,256)
                                                                   ------------
Net decrease in net assets resulting from operations ............  $ (6,234,963)
                                                                   ============
                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2001

                                                SIX MONTHS          YEAR
                                                   ENDED            ENDED
                                            FEBRUARY 28, 2002    AUGUST 31, 2001
                                              ---------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..................... $ 9,798,293         $ 19,691,811
   Net realized gain (loss) from investments .  (9,008,477)              34,384
   Net unrealized depreciation on investments   (7,024,779)         (22,157,569)
                                              ---------------------------------
     Net decrease in net assets resulting
   from operations ...........................  (6,234,963)          (2,431,374)
 Distributions to shareholders from net
   investment income ......................... (10,951,293)         (21,677,601)
 Capital share transactions: (Note 2) ........   1,657,487            1,965,694
                                              ---------------------------------
     Net decrease in net assets .............. (15,528,769)         (22,143,281)
Net assets:
 Beginning of period ......................... 198,598,462          220,741,743
                                              ---------------------------------
 End of period ...............................$183,069,693         $198,598,462
                                              =================================
Undistributed net investment income
   included in net assets:
 End of period ...............................$  1,918,286          $ 3,028,062
                                              =================================


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (CONTINUED)

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)

Cash flow from operating activities:
 Dividends and interest received .........................         $ 10,125,401
 Operating expenses paid .................................           (1,085,971)
 Interest expense paid ...................................           (2,227,500)
                                                                   ------------
     Cash provided - operations ..........................            6,811,930
                                                                   ============
Cash flow from investing activities:
 Investment purchases ....................................         (450,017,809)
 Investment sales and maturities .........................          452,462,449
                                                                   ------------
     Cash provided - investments .........................            2,444,640
                                                                   ============
Cash flow from financing activities:
 Distributions to shareholders ...........................           (9,293,806)
                                                                   ------------
     Cash used - financing ...............................           (9,293,806)
                                                                   ============
Net change in cash .......................................              (37,236)
Cash at beginning of period ..............................            1,023,683
                                                                   ------------
Cash at end of period ....................................            $ 986,447
                                                                   ============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002

Net investment income ....................................         $  9,798,293
 Amortization income .....................................           (3,212,891)
 Amortization of note issuance costs .....................               19,738
 Decrease in dividends and interest receivable ...........              206,260
 Decrease in liabilities .................................                  530
                                                                   ------------
Cash provided - operations ...............................         $  6,811,930
                                                                   ============

                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to August 31, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of $43,224 in the recorded cost of investments and a corresponding decrease in net unrealized appreciation.

The effect of this change for the period ended February 28, 2002 was to decrease net investment income by $49,841, increase unrealized gains by $33,151, and increase realized gains by $16,690. The per share effect of this change for the period ended February 28, 2002, was less than $.005. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2002, there were unlimited number of shares authorized ($0.01 par value). During the period ended February 28, 2002, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the period ended February 28, 2002, 218,733 shares were issued for $1,657,487 from reinvested distributions.

3. SENIOR FIXED-RATE NOTES

On August 24, 1998, the Fund issued $75 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.94% per year, to maturity on August 31, 2003. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 28, 2002.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At February 28, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $304,617,375 was as follows:

        Unrealized appreciation .......  $ 22,703,480
        Unrealized depreciation .......   (74,858,115)
                                         ------------
        Net unrealized depreciation ...  $(52,154,635)
                                         ============

At August 31, 2001, the fund has tax basis capital losses of $6,255,450 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 .........................    $5,088,195
         2009 .........................     1,167,255
                                           ----------
                                           $6,255,450
                                           ==========

At August 31, 2001, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 2000 of $2,975,713 and $3,490 respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2002 aggregated $14,588,194 and $16,745,766, respectively.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 74.3% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 2002, the Fund held defaulted securities with a value aggregating $3,173,008 representing 1.7% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At February 28, 2002, the fund held one restricted security representing .35% of the Fund's net assets.

PRINCIPAL                                ACQUISITION
 AMOUNT   ISSUER                             DATE        COST         VALUE
--------------------------------------------------------------------------------
$765,361  Atherton Franchise Capital, LP,
  13.073%, 12/01/08                        04/28/94     $765,361     $642,903


9. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholder's steering committees, on credit committees, or may represent the Fund's interest in certain corporate restructuring negotiations. Currently, the Manager serves in one or more of these capacities for Metrocall Inc., Ormet Corp., and E&S Holding Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton at 1-800/DIAL BEN(REGISTRATION MARK) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund(1)
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small Cap Growth Fund II(2)
Franklin Small-Mid Cap
 Growth Fund(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Growth and Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(4)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(6)
Franklin Short-Intermediate
 U.S. Government Securities Fund(5)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(5)
Franklin Federal Money Fund(5)
Franklin Money Fund(5)

TAX-FREE INCOME(7)
Double Tax-Free Income Fund(8)
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund
Tax-Exempt Money Fund(5)

STATE-SPECIFIC
TAX-FREE INCOME(7)
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(11)

1. On 9/1/01, the fund reopened to new investors. The fund will close again when assets reach $2 billion.

2. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.

3. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.

4.  Formerly Franklin Value Fund. Effective 11/1/01, the fund's name changed.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. For investors subject to federal or state alternative minimum tax, all or a portion of the dividend income may be subject to such tax, depending on the fund. Distributions of capital gains and ordinary income from accrued market discount, if any, are generally taxable.

8. Formerly Franklin Puerto Rico Tax-Free Income Fund. Effective 12/1/01, the fund's name changed. Its investment goal and strategy remained the same. The fund continues to invest in municipal bonds issued by U.S. territories, including Puerto Rico.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

10. Portfolio of insured municipal securities.

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           02/02

[GRAPHIC OMITTED]                                          PRESORTED STANDARD
FRANKLIN TEMPLETON INVESTMENTS LOGO                            US POSTAGE
One Franklin Parkway                                              PAID
San Mateo, CA  94403-1906                                 SO. SAN FRANCISCO CA
                                                             PERMIT NO. 655

SEMIANNUAL REPORT
FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.
1-800/DIAL BEN(REGISTRATION MARK)

TRANSFER AGENT
PFPC Inc.
P.O. Box 8030
Boston, MA 02266-8030

INDENTURE TRUSTEE
Shawmut Bank, N.A.
One Federal Street
Boston, MA 02110
1-617/292-2000

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FUT S2002 04/02   PRINTED ON RECYCLED PAPER